                              THE CHINA FUND, INC.

                               SEMI-ANNUAL REPORT

                                 APRIL 30, 2001

                                              THE CHINA FUND, INC.
                                              TABLE OF CONTENTS

                                                                                                     PAGE
                                                                                                     ----

                                                                   Key Highlights                      1

                                                                   Asset Allocation                    2

                                                                   Chairman's Statement                3

                                                                   Investment Managers' Statements     5

                                                                   About the Portfolio Managers       10

                                                                   Schedule of Investments            11

                                                                   Financial Statements               16

                                                                   Notes to Financial Statements      20

                                                                   Other Information                  24

                                                                   Dividends and Distributions;       26
                                                                     Dividend Reinvestment
                                                                     and Cash Purchase Plan

THE CHINA FUND, INC.
KEY HIGHLIGHTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

------------------------------------------------------------------------------
                                  FUND DATA
------------------------------------------------------------------------------
          NYSE STOCK SYMBOL                              CHN
------------------------------------------------------------------------------
             LISTING DATE                           JULY 10, 1992
------------------------------------------------------------------------------
          SHARES OUTSTANDING                          10,073,173
------------------------------------------------------------------------------
     TOTAL NET ASSETS (04/30/01)                   US$146.8 MILLION
------------------------------------------------------------------------------
      NET ASSET VALUE (04/30/01)                        $14.58
------------------------------------------------------------------------------
       MARKET PRICE (04/30/01)                          $11.55
------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                                 TOTAL RETURN
-------------------------------------------------------------------------------
    PERFORMANCE AS OF
        04/30/01:             NET ASSET VALUE(1)            MARKET PRICE
-------------------------------------------------------------------------------
        6 MONTHS                    17.84%                     29.23%
-------------------------------------------------------------------------------
    3-YEAR CUMULATIVE               15.45%                     10.24%
-------------------------------------------------------------------------------
    3-YEAR ANNUALIZED                4.91%                      3.30%
-------------------------------------------------------------------------------
    5-YEAR CUMULATIVE               23.23%                     -8.99%
-------------------------------------------------------------------------------
    5-YEAR ANNUALIZED                4.27%                     -1.87%
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                               DIVIDEND HISTORY
-------------------------------------------------------------------------------
       RECORD DATE                  INCOME                  CAPITAL GAINS
-------------------------------------------------------------------------------
        12/31/99                    $0.1110                      --
-------------------------------------------------------------------------------
        12/31/98                    $0.0780                      --
-------------------------------------------------------------------------------
        12/31/97                      --                       $0.5003
-------------------------------------------------------------------------------
        12/31/96                    $0.0834                      --
-------------------------------------------------------------------------------
        12/29/95                    $0.0910                      --
-------------------------------------------------------------------------------
        12/30/94                    $0.0093                    $0.6006
-------------------------------------------------------------------------------
        12/31/93                    $0.0853                    $0.8250
-------------------------------------------------------------------------------
        12/31/92                    $0.0434                    $0.0116
-------------------------------------------------------------------------------

(1) Total investment returns reflect changes in net asset value per share during each period and assumes that dividends and capital gains distributions, if any, were reinvested. The net asset value percentages are not an indication of the performance of a shareholder's investment in the Fund, which is based on market price. Total investment returns are historical and do not guarantee future results.

THE CHINA FUND, INC.
ASSET ALLOCATION AS OF APRIL 30, 2001
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                     TEN LARGEST LISTED EQUITY INVESTMENTS*
---------------------------------------------------------------------------------
 1.  Huaneng Power International, Inc.                            6.16%
---------------------------------------------------------------------------------
 2.  China Mobile (Hong Kong), Ltd.                               6.14%
---------------------------------------------------------------------------------
 3.  Yanzhou Coal Mining Co.                                      4.47%
---------------------------------------------------------------------------------
 4.  Beijing Datang Power Generation Co.                          3.70%
---------------------------------------------------------------------------------
 5.  China Petroleum & Chemical Corp.                             3.52%
---------------------------------------------------------------------------------
 6.  China Merchants Holdings Co., Ltd.                           3.33%
---------------------------------------------------------------------------------
 7.  Shanghai New Asia Group Co., Ltd.                            3.30%
---------------------------------------------------------------------------------
 8.  Bengang Steel Plates Co., Ltd.                               3.15%
---------------------------------------------------------------------------------
 9.  Shanghai Industrial Holdings, Ltd.                           3.12%
---------------------------------------------------------------------------------
10.  China Resources Enterprise, Ltd.                             2.91%
---------------------------------------------------------------------------------

---------------------------------------------------------------------------------
                        FIVE LARGEST DIRECT INVESTMENTS*
---------------------------------------------------------------------------------
 1.  A-S China Plumbing Products, Ltd.                            2.85%
---------------------------------------------------------------------------------
 2.  Moulin International Holdings, Ltd.                          1.39%
---------------------------------------------------------------------------------
 3.  Road King Infrastructure, Ltd.                               0.54%
---------------------------------------------------------------------------------
 4.  New World Sun City, Ltd.                                     0.41%
---------------------------------------------------------------------------------
 5.  Road King Infrastructure, Ltd. (Warrants)                    0.01%
---------------------------------------------------------------------------------

* Percentages based on net assets at April 30, 2001.

THE CHINA FUND, INC.
CHAIRMAN'S STATEMENT
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Dear Stockholders:                                                 June 18, 2001

I am pleased to present the interim report on The China Fund, Inc. for the six months ended April 30, 2001. Over this six month period, the Fund's Net Asset Value ("NAV") and market price increased 17.84% and 29.23% respectively. The Fund NAV per share increased to US$14.58 per share from US$12.37 per share and its market value increased to US$11.55 per share from US$8.94 per share.

Although HSBC Asset Management (Hong Kong) Limited ("HSBC Management") served as the manager of the Fund's assets allocated to listed investments since the Fund's inception, in January 2001, the Board of Directors determined to consider retaining a new manager for the Fund's listed assets. The Board of Directors, based upon its review, approved entering into a new Investment Advisory and Management Agreement (the "New Management Agreement"), between the Fund and Martin Currie Global Investors Ltd. ("Martin Currie" or the "New Investment Manager"). Following the Board of Directors' selection of Martin Currie, the Fund provided HSBC Management with written notice of termination as the Fund's investment manager. The New Management Agreement was approved by stockholders at the Annual Meeting of Stockholders (the "Stockholders Meeting") that was held on June 15, 2001, and it is anticipated that Martin Currie will assume responsibility as the investment manager of the Fund's listed investments on approximately June 30, 2001.

HSBC Private Equity Management (Hong Kong) Limited ("HSBC Private Equity") served as manager of the Fund's direct investments from 1992 until April 2001. After HSBC Private Equity advised the Fund that it would not undertake any new direct investments on behalf of the Fund, the Board of Directors decided to pursue other management options for the Fund's assets allocated to direct investments. In December 2000, the Board approved the selection of Asian Direct Capital Management ("ADCM" or the "New Direct Investment Manager") as manager of the Fund's direct investments. The Fund provided HBSC Private Equity with written notice of termination following the selection of ADCM and entered into a new direct investment management agreement with an affiliate of ADCM (upon ADCM's obtaining a Cayman Island companies management license, the Fund entered into an agreement with ADCM directly, the "New Direct Investment Management Agreement"). The New Direct Investment Management Agreement was approved by stockholders at the Stockholder Meeting. ADCM has begun to review new direct investment opportunities on behalf of the Fund.

The Board of Directors of the Fund has adopted an operating policy of the Fund, effective June 30, 2001, that the Fund will invest at least 80% of its assets in China companies. For this purpose, "China companies" are (i) companies for which the principal securities trading market is in China; (ii) companies for which the principal securities trading market is outside of China, or in companies organized outside of China that in both cases derive at least 50% of their revenues from goods or services sold or produced, or have at least 50% of their assets in China; and (iii) companies organized in China. Under the new policy, China will mean the People's Republic of China, including Hong Kong, and Taiwan. The Fund will provide its stockholders with at least 60 days' prior notice of any change to the policy described above.

During the six month period ended April 30, 2001, the Fund completed the sale of its position in Shanghai Links Executive Community Ltd. ("SLEC") for a nominal consideration. Full provision against the cost of investment for SLEC was made in 1999. As of April 30, 2001, the Fund's direct investment portfolio consisted of investments in five companies.

China's economic growth remained strong amid a generally weaker global economic outlook in 2001. Over the first three months of this year, China's Gross Domestic Product grew by 8.1%, outpacing last year's 8.0% rise. Exports increased 14.7% while retail sales registered a robust 10.3% growth. Although China's entry into the World Trade Organization may be delayed until 2002 due to some minor unresolved issues, we are confident that China will continue the path that it has taken for the past two decades to further liberalize its domestic markets and to improve the country's economic infrastructure to ensure sustainable economic growth going forward.

We thank you for your continuing support and for your interest in the Fund. If you have any questions, comments or would like additional information on the Fund's holdings, we invite you to call (toll free) 1-888-CHN-CALL (246-2255).

/s/ Alan Tremain
Alan Tremain
Chairman of the Board

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Dear Stockholders:                                                 June 18, 2001
REVIEW OF LISTED INVESTMENTS
MARKET REVIEW
The Hong Kong equity market was volatile over the six month period under review. Profit warnings from leading US companies, together with worries over the third generation financing burden for telecommunications companies put pressure on the Hong Kong market in November 2000. The confusion over a change in billing practices in China's mobile phone industry dealt another blow to the market, as further discussed below. The government's decision in January 2001, after heavy lobbying by major local property developers, to cut the supply of new subsidized housing from 20,000 units to 15,000-18,000 units per annum and to lower the maximum household income allowable to qualify for the home ownership scheme, helped to stabilize property prices. Prospects for more interest rate cuts by the United States Federal Reserve prompted a recovery of the Hong Kong market led by interest rate sensitive property and financial sectors. However, negative sentiment over the global telecommunications sector in February and March triggered a decline in the market. The Hang Seng Index was further impacted by selling on China Mobile due to concerns over price competition in China. As a result, the Hang Seng Index fell 10.1% over the period to close at 13,386 on April 30, 2001.

China shares fell in November as the perception of China's regulatory risk heightened with reports that the Chinese government had finalized a plan to cut mobile phone charges with the introduction of "calling-party-pays" ("CPP") by early 2001. Comment by China's Minister of Information Industry, Mr. Wu Jichuan, in early December that China will not implement CPP before 2002 subsequently triggered a market rebound. On the back of falling oil prices and talks of consolidation in China's aviation sector, airline stocks rebounded in December. Utility stocks also recorded good performance as the demand for electricity has been strong -- up 10.3% during the period of January through October. In late December, China announced a major cut in fixed-line long distance and lease line telecommunication charges that will go into effect in 2001. In January, H shares were affected by the release of weaker export numbers which rose by only 8.5% annually. Investigation into stock market manipulation by the China Securities Regulatory Commission also triggered selling of China shares in January. Petrochemical stocks were weak as a result of cash raising for the initial public offering of China National Offshore Oil Corporation which drew US$1.5 billion from the market. On February 19, 2001, the China Securities Regulatory Commission announced that local Chinese investors who have foreign currencies may legally purchase B shares. Trading in B shares was suspended from February 19-27, 2001. Since most B share companies also have a listing on the Chinese domestic A share markets and are trading at a steep discount averaging 75% to A shares before the change in regulation, the B shares surged when the stock market re-opened on February 28, 2001. The H share market benefited from the B share liberalization as many H share companies also have a dual listing in the domestic A share market and were trading at steep discounts. Over the six month period, the H shares rose 15.3% and the Shanghai and Shenzhen "B" shares surged by 160.9% and 226.7% respectively.

China's economy grew at 8.1% over the first quarter of 2001 as compared with 8.0% in 2000. Inflation, as measured by the Consumer Price Index, registered a mild 0.7% increase over this period. Retail sales posted a

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF LISTED INVESTMENTS (CONTINUED) growth of 10.3% over the first three months of 2001, up from 9.7% last year. China's external trade recorded good growth with exports increasing by 14.7% and imports increasing by 17.3% which gave rise to a trade surplus of US$4.7 billion. As of the end of March 2001, China's foreign exchange reserve stood at US$175.9 billion, up US$10.3 billion from year-end 2000. China continued to attract large inflow of foreign investment. Contractual foreign direct investment surged 43.5% to US$16.5 billion as foreign companies positioned themselves for the eventual opening up of the world's largest consumer market following China's entry into the World Trade Organization ("WTO"). Utilized foreign direct investment registered a 12.9% increase to US$8.4 billion.

China's bid to join the WTO hit a stumbling block in January 2001 with the disagreement over the level of government subsidies on agricultural products after China becomes a member. We believe the remaining issues will be resolved soon and China will join the WTO in late 2001 or early 2002.

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PORTFOLIO REVIEW
The following table presents the Fund's portfolio allocation of listed investments among the various sectors by market value as of April 30, 2001 and October 31, 2000:

      HONG KONG                                                         4/30/01        10/31/00
      ---------                                                         -------        --------
HONG KONG SHARES                Diversified                                8.1%          11.3%
                                Financial                                  1.6            1.8
                                Industrial                                 2.7            5.4
                                Infrastructure                             4.0            4.6
                                Property                                   3.2            2.9
                                Service                                    1.9            9.0
                                Telecommunications                         8.3           13.6
                                Transportation                             0.0            2.0
                                Electric Utilities                         2.1            0.0
                                                                         -----          -----
                                                                          31.9           50.6
"H" SHARES                      Industrial                                17.3            9.5
                                Infrastructure                             3.0            2.6
                                Property                                   1.6            0.0
                                Transportation                             5.7           10.1
                                Utilities                                  9.3            7.1
                                                                         -----          -----
                                                                          36.9           29.3
                                HONG KONG SUB-TOTAL                       68.8           79.9
                                                                         -----          -----
CHINA
SHANGHAI "B" SHARES             Industrial                                 3.4            2.4
                                Property                                   5.2            1.3
                                Service                                    0.0            1.3
                                Transportation                             2.2            3.8
                                Utilities                                  5.2            3.5
                                                                         -----          -----
                                                                          16.0           12.3
SHENZHEN "B" SHARES             Industrial                                 3.4            1.5
                                                                         -----          -----
"N" SHARES                      Electric Utilities                         3.1            2.5
                                                                         -----          -----
                                CHINA SUB-TOTAL                           22.5           16.3
                                                                         -----          -----
TAIWAN
TAIWAN SHARES                   Financial                                  2.5            0.0
                                Industrial                                 3.1            0.0
                                                                         -----          -----
                                TAIWAN SUB-TOTAL                           5.6            0.0
                                                                         -----          -----
                                CASH                                       3.1            3.8
                                                                         -----          -----
                                TOTAL                                    100.0%         100.0%
                                                                         =====          =====

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS
As of April 30, 2001, the Fund's Direct Investment portfolio consisted of investments in five companies. A description of these investments is set out below:

A-S CHINA PLUMBING PRODUCTS LIMITED ("ASPPL")
ASPPL was established in 1994 to produce and distribute a complete line of sanitaryware products through the acquisition of seven joint ventures in China. The company is a subsidiary of American Standard Inc. ("ASI"), a U.S. based international manufacturer of plumbing products, air-conditioners, automobile and medical systems products. ASI has granted to ASPPL the exclusive right to license trademarks owned by ASI for plumbing products in China.

MOULIN INTERNATIONAL HOLDINGS, LIMITED ("MIH")
MIH is engaged in the manufacture, distribution and retailing of optical frames. It is the largest manufacturer of optical frames in Asia and is one of the largest manufacturers globally. The company has over 60 active ODM customers, primarily authorized licensees of designer brands, leading distributors and retail chains of optical frames. MIH has distribution offices in Hong Kong SAR, the PRC, Singapore, Malaysia, the Philippines, Taiwan, Germany and the U.S. MIH also operates America's Eyes, the largest optical retail chain in Shanghai.

ROAD KING INFRASTRUCTURE LIMITED ("ROAD KING")
Road King is an operator of toll roads in China and has interests in toll roads with a combined length of approximately 1,087 kilometers. Road King achieved a listing of its shares on the Hong Kong Stock Exchange in 1996.

NEW WORLD SUN CITY LIMITED ("NWSC")
NWSC was established to develop Dongguan New World Gardens (the "Project") in Dongguan, Guangdong Province. The Project involves the development and sale of detached houses, semi-detached houses, low-rise and high-rise apartments and 93,000 square meters of commercial and retail space on a 466,666 square meter site near Dongguan. The Project has a total permissible floor area of approximately 1.12 million square meters and is being developed over several phases. The Fund had received interest and repayments on its investment, totalling US$3.73 million, or 102% of its original investment cost.

SIU FUNG CERAMICS CONCEPT COMPANY LIMITED ("SIU FUNG")
Siu Fung is an investment holding company which owns a group of joint ventures in China engaged in the manufacture and sale of ceramic products, including tiles and sanitaryware. In December 1996, the Fund made a full provision against the cost of its investment in Siu Fung. Despite numerous attempts to restructure the company, no agreement was reached. Siu Fung is currently under compulsory liquidation as a result of petitions to wind up Siu Fung and three other companies within the Siu Fung Ceramics Holdings Group (the "Group") filed

THE CHINA FUND, INC.
INVESTMENT MANAGERS' STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

REVIEW OF DIRECT INVESTMENTS (CONTINUED)

on March 26, 1999, by The Hongkong and Shanghai Banking Corporation, a major creditor of Siu Fung and of the Group. Winding-up orders were granted by the High Court of Hong Kong, SAR in respect of Siu Fung on May 9, 2000 and KPMG LLP has been appointed as Joint Special Managers and Liquidators.

There were no major changes in the Direct Investment portfolio in the 6 months ended April 30, 2001. The Fund's holding of 247,142 bonus warrants (issued at no cost to the Fund) in Sky Net (International Group) Holding Ltd. expired unexercised realizing a loss of US$3,137 as compared to its valuation on October 31, 2000. On April 4, 2001, the Fund sold its interests in Shanghai Links Executive Community Limited (fully provided for against the costs of investment) to other institutional co-investors for a nominal consideration.

Sincerely,
Richard C. Wong, HSBC Asset Management (Hong Kong) Limited
KOH Kuek Chiang, Asian Direct Capital Management

THE CHINA FUND, INC.
ABOUT THE PORTFOLIO MANAGERS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

LISTED INVESTMENT MANAGER
HSBC Management has served as manager of the Fund's assets allocated to listed investments since 1992. Until Martin Currie assumes the responsibility of investment manager of the Fund's listed assets on approximately June 30, 2001, Mr. Richard C. Wong of HSBC Management, will continue to serve as the portfolio manager for the Fund's portfolio of listed securities. Mr. Wong holds a BA in Economics and Computer Science from Columbia University and an MBA in Finance from New York University. He is currently an Associated Director at HSBC Management. Mr. Wong first joined HSBC Management in 1993 as an investment manager specializing in China and Taiwan equities. In 1995 he began working for Nikko Capital Management in Hong Kong before returning to HSBC Management in January of 1997. After Martin Currie assumes the responsibility of investment manager for the Fund's listed assets, Mr. Chris Ruffle will serve as portfolio manager for the Fund's portfolio of listed securities. Mr. Ruffle, who is a Chinese and Taiwanese equity specialist, has over 13 years investment experience in Asia. Fluent in Mandarin and Japanese, Mr. Ruffle has worked in the Far East since 1983. He worked originally in Beijing and Shanghai and then in Australia for a metal trading company. He then moved to Warburg Securities in 1987 as an analyst in Tokyo, before establishing Warburg's office in Taiwan. Mr. Ruffle joined Martin Currie Investment Management Ltd. ("MCIM") in 1994 and is currently a director. MCIM provides investment research and administration services to Martin Currie.

DIRECT INVESTMENT MANAGER
HSBC Private Equity served as manager of the Fund's assets from 1992 until April 2001. From April 7, 2001 until June 15, 2001, ADCM served as a subadvisor to an ADCM affiliate that had been appointed as temporary manager of the Fund's direct investments. The stockholders approved ADCM to serve as manager of the Fund's direct investment at the Stockholders Meeting. Mr. KOH Kuek Chiang is the Executive Director of ADCM and is the portfolio manager of the Fund. Mr. Koh joined ADCM in 1998. Mr. Koh has over ten years of private equity investment experience in the U.S., Europe and Asia working for the Government of Singapore Investment Corporation, Union Bank of Switzerland and private interests. His investment experience covers a wide range of industries, including telecommunication equipment, biotech, media, financial services and basic materials. Mr. Koh graduated with an engineering degree from the University of Western Australia and has a post-graduate Diploma in Business Administration from the National University of Singapore. He is a Chartered Financial Analyst and is fluent in English and Mandarin.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS
CHINA -- SHANGHAI "B" SHARES
  COMMUNICATION SERVICES -- (1.8%)
     Eastern Communications Co., Ltd. ......................   1,519,150            $  2,673,704
                                                                                    ------------
  ELECTRIC UTILITIES -- (4.9%)
     Heilongjiang Electric Power Co., Ltd. .................   4,480,000               3,763,200
     Zhejiang Southeast Electric Power Co., Ltd. ...........   4,000,000               3,396,000
                                                                                    ------------
                                                                                       7,159,200
                                                                                    ------------
  HOTELS -- (3.3%)
     Shanghai New Asia Group Co., Ltd.*.....................   5,700,000               4,839,300
                                                                                    ------------
  TIRES & RUBBER -- (1.4%)
     Shanghai Tyre & Rubber Co., Ltd.* .....................   2,623,030               1,993,503
                                                                                    ------------
  TRANSPORTATION -- (2.1%)
     Shanghai Dazhong Taxi Co., Ltd. .......................   3,030,000               3,142,110
                                                                                    ------------
  TRAVEL & TOURISM -- (1.6%)
     Huangshan Tourism Development Co., Ltd. ...............   2,473,800               2,426,798
                                                                                    ------------
          TOTAL CHINA -- SHANGHAI "B" SHARES -- (Cost
            $10,039,176)                                                    15.1%     22,234,615
                                                                                    ------------
CHINA -- SHENZHEN "B" SHARES
  IRON AND STEEL -- (3.2%)
     Bengang Steel Plates Co., Ltd..........................   7,309,600               4,620,634
                                                                                    ------------
          TOTAL CHINA -- SHENZHEN "B" SHARES -- (Cost
            $1,640,069)                                                      3.2%      4,620,634
                                                                                    ------------
          TOTAL CHINA -- (Cost $11,679,245)                                 18.3%     26,855,249
                                                                                    ------------
HONG KONG
  AGRICULTURAL -- (0.9%)
     Chaoda Modern Agriculture (Holdings), Ltd.*............   6,400,000               1,255,546
                                                                                    ------------
  BANKS -- (1.5%)
     Bank of East Asia, Ltd. ...............................     960,000               2,184,896
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG (CONTINUED)
  DIVERSIFIED -- (7.7%)
     China Merchants Holdings Co., Ltd. ....................   6,740,000            $  4,882,805
     China Resources Enterprise, Ltd. ......................   2,900,000               4,276,189
     Citic Pacific, Ltd. ...................................     750,000               2,158,931
                                                                                    ------------
                                                                                      11,317,925
                                                                                    ------------
  ELECTRONICS -- (1.2%)
     TCL International Holdings, Ltd.*......................  11,900,000               1,739,454
                                                                                    ------------
  GAS & PIPELINE UTILITIES -- (2.0%)
     Hong Kong & China Gas Co., Ltd. .......................   2,420,000               2,901,269
                                                                                    ------------
  INFRASTRUCTURE -- (3.8%)
     New World Infrastructure, Ltd. ........................   1,550,000                 983,780
     Shanghai Industrial Holdings, Ltd. ....................   2,770,000               4,581,741
                                                                                    ------------
                                                                                       5,565,521
                                                                                    ------------
  OIL -- EXPLORATION & PRODUCTION -- (1.4%)
     CNOOC, Ltd. ...........................................   2,216,000               2,131,042
                                                                                    ------------
  PROPERTY DEVELOPER -- (2.0%)
     Cheung Kong (Holdings), Ltd. ..........................     270,000               3,003,270
                                                                                    ------------
  RETAIL -- (1.8%)
     Giordano International, Ltd. ..........................   5,000,000               2,612,514
                                                                                    ------------
  TELECOMMUNICATIONS -- (7.9%)
     China Mobile (Hong Kong), Ltd.*........................   1,830,500               9,012,848
     China Unicom, Ltd.*....................................   1,910,000               2,657,200
                                                                                    ------------
                                                                                      11,670,048
                                                                                    ------------
          TOTAL HONG KONG -- (Cost $53,418,038)                             30.2%     44,381,485
                                                                                    ------------
HONG KONG -- "H" SHARES
  CHEMICALS -- (6.0%)
     China Petroleum & Chemical, Corp. .....................  29,000,000               5,168,611
     Yizheng Chemical Fibre Co., Ltd. ......................  17,500,000               3,612,643
                                                                                    ------------
                                                                                       8,781,254
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
HONG KONG  -- "H" SHARES (CONTINUED)
  ELECTRIC UTILITIES -- (8.8%)
     Beijing Datang Power Generation Co., Ltd. .............  16,300,000            $  5,434,030
     Huaneng Power International, Inc. .....................   8,218,000               4,741,762
     Shandong International Power Development Co., Ltd. ....  14,340,000               2,831,594
                                                                                    ------------
                                                                                      13,007,386
                                                                                    ------------
  ELECTRONICS -- (1.2%)
     Nanjing Panda Electronics Co., Ltd.*...................   5,000,000               1,763,046
                                                                                    ------------
  INFRASTRUCTURE -- (2.8%)
     Zhejiang Expressway Co., Ltd. .........................  19,814,000               4,141,149
                                                                                    ------------
  IRON AND STEEL -- (2.2%)
     Angang New Steel Co., Ltd. ............................  23,000,000               3,185,024
                                                                                    ------------
  MANUFACTURING -- (0.7%)
     Jingwei Textile Machinery Co., Ltd.*...................   4,002,000                 995,497
                                                                                    ------------
  MINING -- (4.5%)
     Yanzhou Coal Mining Co. ...............................  16,000,000               6,564,944
                                                                                    ------------
  OIL -- EXPLORATION & PRODUCTION -- (1.9%)
     PetroChina Co., Ltd. ..................................  13,060,000               2,796,538
                                                                                    ------------
  REAL ESTATE -- (1.5%)
     Beijing North Star Co., Ltd. ..........................  12,000,000               2,246,442
                                                                                    ------------
  TRANSPORTATION -- (5.4%)
     Beijing Capital International Airport Co., Ltd. .......   7,084,000               1,743,977
     China Shipping Co., Ltd. ..............................  17,600,000               2,798,308
     China Southern Airlines Co., Ltd.*.....................  11,000,000               3,385,049
                                                                                    ------------
                                                                                       7,927,334
                                                                                    ------------
          TOTAL HONG KONG -- "H" SHARES -- (Cost
            $42,685,173)                                                    35.0%     51,408,614
                                                                                    ------------
          TOTAL HONG KONG (INCLUDING "H" SHARES) -- (Cost $96,103,211)
                                                                            65.2%     95,790,099
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NAME OF ISSUER AND TITLE OF ISSUE                               SHARES             VALUE (NOTE A)
---------------------------------                               ------             --------------
COMMON STOCK AND OTHER EQUITY INTERESTS (CONTINUED)
TAIWAN
  BANKS -- (2.4%)
     China Development Industrial Bank......................   3,900,000            $  3,474,308
                                                                                    ------------
  ELECTRONICS -- (2.9%)
     Via Technologies, Inc. ................................     450,000               4,241,411
                                                                                    ------------
          TOTAL TAIWAN -- (Cost $8,336,099)                                  5.3%      7,715,719
                                                                                    ------------
UNITED STATES -- "N" SHARES
  ELECTRIC UTILITIES -- (2.9%)
     Huaneng Power International, Inc. .....................     187,000               4,299,130
                                                                                    ------------
          TOTAL UNITED STATES -- "N" SHARES -- (Cost
            $2,531,425)                                                      2.9%      4,299,130
                                                                                    ------------
          TOTAL COMMON STOCK AND OTHER EQUITY
            INTERESTS -- (Cost $118,649,980)                                91.7%    134,660,197
                                                                                    ------------
DIRECT INVESTMENTS
  CERAMIC PRODUCTS -- (0.0%)
     Siu Fung Ceramics Concept Company, Ltd. (acquired
       11/30/94)*(1)........................................       8,000                       0
                                                                                    ------------
  INFRASTRUCTURE -- (0.5%)
     Road King Infrastructure, Ltd. (acquired 3/29/96)......   1,969,200                 789,043
     Road King Infrastructure, Ltd. (warrants, expiring on
       September 5, 2003)*..................................     393,840                   9,090
                                                                                    ------------
                                                                                         798,133
                                                                                    ------------
  PLUMBING -- (2.9%)
     A-S China Plumbing Products, Ltd. (acquired
       4/14/94)*(1).........................................         450               4,178,250
                                                                                    ------------
  REAL ESTATE -- (0.4%)
     New World Sun City, Ltd. (acquired 12/12/92)*(1).......          83                 608,787
                                                                                    ------------
  RETAIL -- (1.4%)
     Moulin International Holding, Ltd. (acquired
       8/17/99)*(1).........................................   2,000,000               2,034,750
                                                                                    ------------
          TOTAL DIRECT INVESTMENTS -- (Cost $16,717,822)                     5.2%      7,619,920
                                                                                    ------------
PUT OPTIONS PURCHASED
  Siu Fung Ceramics Concept, exercise price $0.01, no
     expiration date........................................          80                       1
                                                                                    ------------
          TOTAL PUT OPTIONS PURCHASED -- (Cost $0)                           0.0%              1
                                                                                    ------------

See notes to financial statements.

THE CHINA FUND, INC.
SCHEDULE OF INVESTMENTS (CONTINUED)
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                           CURRENT     MATURITY     PRINCIPAL
    NAME OF ISSUER AND TITLE OF ISSUE       YIELD    (MM/DD/YYYY)     AMOUNT              VALUE (NOTE A)
    ---------------------------------      -------   ------------   ----------            --------------
SHORT TERM INVESTMENTS
  U.S. GOVERNMENT SECURITIES -- (2.4%)
     United States Treasury Bills........    4.98%    05/03/2001    $1,300,000             $  1,299,641
     United States Treasury Bills........    4.92%    05/10/2001    $  700,000                  699,347
     United States Treasury Bills........    3.66%    07/26/2001    $1,600,000                1,585,269
                                                                                           ------------
                                                                                              3,584,257
                                                                                           ------------
  REPURCHASE AGREEMENT -- (0.2%)
     State Street Bank & Trust Co.
       maturity value of $237,013 (Dated
       4/30/01, collateralized by
       $170,000 United States Treasury
       Bond, 9.875%, 11/15/15, with a
       value of $245,672)................   2.000%    05/01/2001    $  237,000                  237,000
                                                                                           ------------
          TOTAL SHORT TERM INVESTMENTS -- (Cost $3,815,834)                        2.6%       3,821,257
                                                                                           ------------
TOTAL INVESTMENTS -- (Cost $139,183,636)(Note E)                                  99.5%     146,101,375
                                                                                           ------------
OTHER ASSETS AND LIABILITIES                                                       0.5%         739,099
                                                                                           ------------
NET ASSETS                                                                       100.0%    $146,840,474
                                                                                           ============

--------------------------------------------------------------------------------
Notes to Schedule of Investments

  * Denotes non-income producing security

(1) Direct investments are generally restricted as to resale and do not have a readily available resale market. On the date of acquisition of each direct investment, there were no market quotations on similar securities, and such investments were therefore initially valued at acquisition cost. These direct investments are valued at fair value as determined by the Board of Directors as discussed in Note A and B to the Financial Statements.

Information concerning options written at April 30, 2001 is shown below:

                                                 NO. OF      EXERCISE    EXPIRATION    MARKET
                 CALL OPTIONS                   CONTRACTS     PRICE         DATE       VALUE
                 ------------                   ---------    --------    ----------    ------
Siu Fung Ceramics Concept.....................     80         $0.01         None         $1

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

ASSETS:
  Investments in listed investments, at value (cost
     $118,649,980) (Note A).................................  $134,660,197
  Investments in direct investments, at value (cost
     $16,717,822) (Notes A and B)...........................     7,619,921
  Short-term investments, at value (cost $3,815,834) (Note
     A).....................................................     3,821,257
  Cash, including foreign currency, at value (cost
     $165,526)..............................................       162,730
  Receivable for investments sold...........................       646,896
  Dividends and interest receivable.........................     1,461,695
                                                              ------------
TOTAL ASSETS................................................   148,372,696
                                                              ------------
LIABILITIES:
  Payable for investments purchased.........................     1,417,866
  Investment management fee payable (Note C)................       112,651
  Accrued expenses and other liabilities....................         1,705
                                                              ------------
TOTAL LIABILITIES...........................................     1,532,222
                                                              ------------
TOTAL NET ASSETS............................................  $146,840,474
                                                              ============
COMPOSITION OF NET ASSETS:
  Common stock, at par value (Note D).......................  $    100,732
  Capital paid in excess of par (Note D)....................   138,773,049
  Undistributed net investment income.......................       996,340
  Accumulated net realized gain on investments and foreign
     currency transactions..................................        60,920
  Net unrealized appreciation on investments and foreign
     currency transactions..................................     6,909,433
                                                              ------------
TOTAL NET ASSETS............................................  $146,840,474
                                                              ============
NET ASSET VALUE PER SHARE ($146,840,474/10,073,173 shares of
  common stock outstanding).................................        $14.58
                                                                    ======

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

INVESTMENT INCOME:
  Dividend income -- listed investments.....................  $ 2,088,450
  Dividend income -- direct investments.....................           --
  Interest income -- listed and short-term investments......      132,069
  Interest income -- direct investments.....................       94,318
                                                              -----------
     TOTAL INVESTMENT INCOME................................    2,314,837
                                                              -----------
EXPENSES:
  Investment management fee (Note C)........................      699,138
  Administration, custodian and transfer agent fees.........      257,914
  Directors' fees and expenses (Note C).....................      170,568
  Legal fees................................................       81,833
  Insurance.................................................       36,854
  Audit and tax service fees................................       33,738
  Printing and postage......................................       22,065
  Miscellaneous expenses....................................       14,469
  Shareholder services fee..................................        1,918
                                                              -----------
     TOTAL EXPENSES.........................................    1,318,497
                                                              -----------
NET INVESTMENT INCOME.......................................      996,340
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
  AND FOREIGN CURRENCY:
  Net realized loss on listed investment transactions.......     (687,637)
  Net realized loss on direct investment transactions.......   (1,022,099)
  Net realized loss on foreign currency transactions........      (74,963)
                                                              -----------
                                                               (1,784,699)
                                                              -----------
  Net change in unrealized appreciation on listed
     investments and foreign currency transactions..........   22,017,879
  Net change in unrealized appreciation on direct
     investments............................................      991,580
                                                              -----------
                                                               23,009,459
                                                              -----------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN
  CURRENCY TRANSACTIONS.....................................   21,224,760
                                                              -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS..................  $22,221,100
                                                              ===========

See notes to financial statements.

THE CHINA FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                                              SIX MONTHS ENDED
                                                               APRIL 30, 2001        YEAR ENDED
                                                                (UNAUDITED)       OCTOBER 31, 2000
                                                              ----------------    ----------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
  Net investment income (loss)..............................    $    996,340        $   (294,840)
  Net realized gain (loss) on investment and foreign
     currency transactions..................................      (1,784,699)          4,300,199
  Net change in unrealized appreciation (depreciation) on
     investments and foreign currency translations..........      23,009,459          (6,570,719)
                                                                ------------        ------------
  Net increase (decrease) in net assets resulting from
     operations.............................................      22,221,100          (2,565,360)
                                                                ------------        ------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................              --          (1,118,122)
                                                                ------------        ------------
  Total dividends and distributions to shareholders.........              --          (1,118,122)
                                                                ------------        ------------
CAPITAL STOCK TRANSACTIONS:
  Fund shares repurchased (Note D)..........................              --                  --
  Total decrease in net assets from capital stock
     transactions...........................................              --                  --
                                                                ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS.......................      22,221,100          (3,683,482)
                                                                ------------        ------------
NET ASSETS:
Beginning of period.........................................     124,619,374         128,302,856
                                                                ------------        ------------
End of period, including undistributed net investment income
  of $996,340 and 0, respectively...........................    $146,840,474        $124,619,374
                                                                ============        ============

See notes to financial statements.

THE CHINA FUND, INC.
FINANCIAL HIGHLIGHTS
SELECTED DATA FOR A SHARE OF COMMON STOCK OUTSTANDING FOR THE PERIOD(S)
INDICATED
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                                       SIX MONTHS ENDED                    YEAR ENDED OCTOBER 31,
                                        APRIL 30, 2001    --------------------------------------------------------
                                         (UNAUDITED)        2000       1999       1998         1997         1996
                                       ----------------   --------   --------   --------     --------     --------
PER SHARE OPERATING PERFORMANCE(1)
Net asset value, beginning of
  period.............................      $  12.37       $  12.74   $  10.84   $  16.97     $  13.24     $  12.87
Net investment income (loss).........          0.10          (0.03)      0.12       0.08(2)     (0.02)(2)     0.06
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions..............          2.11          (0.23)      1.86      (5.71)        3.83         0.40
                                           --------       --------   --------   --------     --------     --------
Total from investment operations.....          2.21          (0.26)      1.98      (5.63)        3.81         0.46
                                           --------       --------   --------   --------     --------     --------
Less distributions:
  Dividends from net investment
    income...........................            --          (0.11)     (0.08)        --        (0.08)       (0.09)
  Distributions from net realized
    capital gains....................            --             --         --      (0.50)          --           --
                                           --------       --------   --------   --------     --------     --------
Total distributions..................            --          (0.11)     (0.08)     (0.50)       (0.08)       (0.09)
                                           --------       --------   --------   --------     --------     --------
Net asset value, end of period.......      $  14.58       $  12.37   $  12.74   $  10.84     $  16.97     $  13.24
                                           ========       ========   ========   ========     ========     ========
Per share market value, end of
  period.............................      $  11.55       $   8.94   $   9.94   $   8.75     $  13.31     $  11.75
                                           ========       ========   ========   ========     ========     ========
TOTAL INVESTMENT RETURN (BASED ON
  MARKET VALUE)......................         29.23%         (9.14)%    14.65%    (31.98)%      13.88%        0.74%
                                           ========       ========   ========   ========     ========     ========
RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (000's)....      $146,840       $124,619   $128,303   $116,891     $184,035     $143,599
Ratio of expenses to average net
  assets.............................          2.04%(3)       2.12%      2.28%      2.22%(2)     2.15%(2)     2.56%
Ratio of net investment income (loss)
  to average net assets..............          1.54%(3)      (0.21)%     0.95%      0.68%       (0.11)%       0.49%
Portfolio turnover rate..............            19%           108%        75%        24%          39%          41%

(1) Based on average shares outstanding during the period.
(2) The ratios of expenses to average net assets and the net investment income
    (loss) per share is after the waiver of a portion of the fee by HSBC Management (Note C). Had HSBC Management not waived these fees, the ratio of expenses to average net assets and the net investment income (loss) per share would have been as follows: For the year ended October 31, 1998, 2.33% and $0.07, respectively and for the year ended October 31, 1997, 2.25% and $(0.04), respectively.
(3) Annualized.

See notes to financial statements.

THE CHINA FUND, INC.
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 2001 (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE A -- SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
The China Fund, Inc. (the "Fund") was incorporated under the laws of the State of Maryland on April 28, 1992, and is a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund's investment objective is long-term capital appreciation through investments in the equity securities of companies engaged in a substantial amount of business in the People's Republic of China. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

USE OF ESTIMATES: The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from these estimates. The significant estimates made as of and for the six months ended April 30, 2001, relate to the valuation of the Fund's Direct Investments, as further discussed below and in Note B.

SECURITY VALUATION: Portfolio securities listed on United States or foreign securities exchanges are valued at the last quoted sales price in the principal market where they are traded. Listed securities with no such sales price and unlisted securities are valued at the mean between the current bid and asked prices, if any, of two brokers. Short-term investments having maturities of sixty days or less are valued at amortized cost (original purchase cost as adjusted for amortization of premium or accretion of discount) which when combined with accrued interest approximates market value. Securities for which market quotations are readily available are valued at current market value. Securities for which market quotations are not readily available are valued in good faith at fair value using methods determined by the Board of Directors. Direct Investments are valued at fair value as determined by the Board of Directors based on advice from the Investment Manager and Direct Investment Manager. The Direct Investment's original cost is considered to be fair value unless the Board of Directors, based on such advice, concludes there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments.

FOREIGN CURRENCY TRANSLATIONS: The records of the Fund are maintained in U.S. dollars. Currencies, investments and other assets and liabilities, stated in foreign currencies are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized gains and losses on foreign currency transactions represent net gains and losses from the disposition of foreign currencies, currency gains and losses realized between the trade dates and settlement dates of security transactions, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. The effects of changes in foreign currency exchange rates on investments in securities are not segregated in the Statement of Operations from the effects of changes in market prices of those securities, but are included in realized and unrealized gain or loss on investments.

OPTIONS CONTRACTS: The Fund may purchase and write (sell) call options and put options provided the transactions are for hedging purposes and the initial margin and premiums do not exceed 5% of total assets.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Option contracts are valued daily and unrealized gains or losses are recorded based upon the last sales price on the principal exchange on which the options are traded. The Fund will realize a gain or loss upon the expiration or closing of the option contract. When an option is exercised, the proceeds on sales of the underlying security for a written call option, the purchase cost of the security for a written put option, or the cost of the security for a purchased put or call option is adjusted by the amount of premium received or paid.

The risk in writing a call option is that the Fund gives up the opportunity for profit if the market price of the security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the security decreases and the option is exercised. The risk in buying an option is that the Funds pay a premium whether or not the option is exercised. Risks may also arise from an illiquid secondary market or from the inability of counterparties to meet the terms of the contract.

SECURITY TRANSACTIONS AND INVESTMENT INCOME: Security transactions are recorded as of the trade date. Realized gains and losses from securities sold are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date, or, in the case of dividend income on foreign securities, on the ex-dividend date or when the Fund becomes aware of its declaration. Interest income is recorded on the accrual basis. All premiums and discounts are amortized/accreted for both financial reporting and federal income tax purposes.

DIVIDENDS AND DISTRIBUTIONS: The Fund intends to distribute to its stockholders, at least annually, all of its net investment income and any net realized capital gains. Income and capital gains distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of foreign currency transactions, losses deferred due to wash sales and holdings in passive foreign investment companies.

FEDERAL INCOME TAXES: The Fund has qualified and intends to qualify in the future as a regulated investment company by complying with the provisions of the Internal Revenue Code available to certain investment companies, including making distributions of taxable income and capital gains sufficient to relieve it from all, or substantially all, federal income and excise taxes.

NOTE B -- VALUATION OF DIRECT INVESTMENTS
At April 30, 2001, Direct Investments amounting to $6,821,787 (4.65% of net assets) were valued at fair value as determined by the Board of Directors in the absence of readily ascertainable market values. The remaining Direct Investments are being valued at readily available market prices (See Note A -- Security Valuation). The procedures applied by the Board of Directors in arriving at its estimate of value of securities without readily available market values comply with the Fund's policies for valuing Direct Investments at original cost unless the Board of Directors, based on advice from the Fund's investment managers, concludes that there has been a material change of a long-term nature and sufficient reliable information is available to revalue these investments. Determination of fair values involves subjective judgment and, because of the inherent uncertainty of valuation, the Board of Directors' estimated values may differ significantly from the values that would have been used had a ready market for the securities existed, and the differences could be material.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

NOTE C -- ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
HSBC Management has served as investment manager for the Fund's listed assets (the "Listed Assets") pursuant to an investment advisory and management agreement with the Fund. Effective July 1, 2000, the fee paid to HSBC Management by the Fund was reduced to the annual rate of 1.10% of the Fund's average weekly net assets. Prior to July 1, 2000, HSBC Management was entitled to receive a fee for its services at the annual rate of 1.25% of the Fund's average weekly net assets. Effective April 3, 2001, HSBC Management has been paid a fee of 1.10% of the Fund's Listed Assets.

HSBC Private Equity served as investment manager for the Fund's assets allocated to direct investments until April 7, 2001. For its services, HSBC Private Equity was paid a fee by HSBC Management out of its fee. Until the stockholders approved ADCM at the Stockholders Meeting, ADCM received a fee for its services under the New Direct Investment Management Agreement, computed weekly and payable monthly at an annual rate equal to 1.10% of the average weekly value of the assets of the Fund invested in direct investments.

No director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliates of those entities will receive any compensation from the Fund for serving as an officer or director of the Fund. The Fund pays the Chairman of the Board and each of the directors (who is not a director, officer or employee of the Investment Manager or Direct Investment Manager or any affiliate thereof) an annual fee of $12,500 and $10,000, respectively, plus $2,000 for each Board of Directors' meeting or Audit Committee meeting attended. In addition, the Fund will reimburse each of the directors for travel and out-of-pocket expenses incurred in connection with attending Board of Directors' meetings.

NOTE D -- CAPITAL STOCK
The Board of Directors of the Fund has approved a share repurchase plan. Under the program, the Fund will repurchase shares at management's discretion at times when it considers the repurchase to be consistent with the objectives of the program. For the six months ended April 30, 2001, the Fund did not participate in this program.

NOTE E -- INVESTMENT TRANSACTIONS
For the six months ended April 30, 2001, the Fund's cost of purchases and proceeds from sales of investment securities, other than short-term securities, were $24,207,542 and $24,157,902, respectively. At April 30, 2001, the cost of investments for federal income tax purposes was $139,342,048. Gross unrealized appreciation of investments was $26,763,870, while gross unrealized depreciation of investments was $20,003,715, resulting in net unrealized appreciation of investments of $6,760,155. In addition, as of October 31, 2000 the Fund had a capital loss carryforward of $6,291,943 for Federal income tax purposes, which may be utilized to offset future capital gains. Of this amount, $2,436,126 will expire in 2006 and $3,855,817 will expire in 2008.

NOTE F -- INVESTMENTS IN CHINA
The Fund's investments in China companies involve certain risks not typically associated with investments in securities of U.S. companies or the U.S. Government, including risks relating to (1) social, economic and

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

political uncertainty; (2) price volatility, lesser liquidity and smaller market capitalization of securities markets in which securities of China companies trade; (3) currency exchange fluctuations, currency blockage and higher rates of inflation; (4) controls on foreign investment and limitations on repatriation of invested capital and on the Fund's ability to exchange local currencies for U.S. dollars; (5) governmental involvement in and control over the economy; (6) risk of nationalization or expropriation of assets; (7) the nature of the smaller, less seasoned and newly organized China companies, particularly in China; and
(8) the absence of uniform accounting, auditing and financial reporting standards, practices and disclosure requirements and less government supervision and regulation.

NOTE G -- NEW ADVISORY FEES
Once Martin Currie assumes its role as manager of the Fund's Listed Assets, Martin Currie will be paid a fee, computed weekly and payable monthly, at the following annual rates: 1.00% of the first US$25 million of the Fund's average weekly net assets consisting of Listed Assets; 0.90% of the next US$25 million of the Fund's average weekly net assets consisting of Listed Assets; 0.70% of the next US$25 million of the Fund's average weekly net assets consisting of Listed Assets; and 0.50% of the Fund's average weekly net assets for all Listed Assets in excess of US$75 million.

For its services under the New Direct Investment Management Agreement after approval by stockholders at the Stockholders Meeting, ADCM will receive a fee, computed weekly and payable monthly at an annual rate equal to the greater of $300,000 or 2.2% of the average weekly value of the net assets of the Fund invested in direct investments.

NOTE H -- OPTIONS
For the six months ended April 30, 2001, the following reflects the written option activity:

                                                              CALL OPTIONS WRITTEN
                                                              --------------------
                                                              NUMBER OF
                                                              CONTRACTS    PREMIUM
                                                              ---------    -------
Balance as of October 31, 2000..............................     --          $--
Written.....................................................     80          --
Closed......................................................     --          --
                                                                 --          --
Outstanding as of April 30, 2001............................     80          $
                                                                 ==          ==

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

RESULTS OF ANNUAL STOCKHOLDER MEETING

     1.) ELECTION OF CLASS I DIRECTOR -- The stockholders of the Fund elected
         James J. Lightburn to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2003.

                                                   WITHHELD
                                      FOR          AUTHORITY
                                      ---          ---------
James J. Lightburn               5,962,162.313   2,021,319.167

         ELECTION OF CLASS II DIRECTORS -- The stockholders of the Fund elected Michael F. Holland and Burton Levin to the Board of Directors to hold office until the Annual Meeting of Stockholders held in 2004.

                                                   WITHHELD
                                      FOR          AUTHORITY
                                      ---          ---------
Michael F. Holland               5,965,912.313   2,017,569.167
Burton Levin                     5,958,940.489   2,024,540.991

     2.) APPROVAL OR REJECTION OF A NEW INVESTMENT ADVISORY AND MANAGEMENT
         AGREEMENT -- The stockholders of the Fund approved a new Investment Advisory and Management Agreement between the Fund and Martin Currie Global Investors Ltd.

          FOR                       AGAINST                       ABSTAIN
          ---                       -------                       -------
     5,467,909.193               2,484,333.065                   31,239.222

     3.) APPROVAL OR REJECTION OF A NEW DIRECT INVESTMENT MANAGEMENT
         AGREEMENT -- The stockholders of the Fund approved a new Direct Investment Management Agreement between the Fund and Asian Direct Capital Management.

          FOR                       AGAINST                       ABSTAIN
          ---                       -------                       -------
     5,470,991.841               2,487,835.498                   24,654.141

     4.) APPROVAL OR REJECTION OF A PROPOSAL THAT THE STOCKHOLDERS RECOMMEND TO
         THE BOARD OF DIRECTORS THAT THE BOARD CONSIDER OPEN-ENDING THE
         FUND -- The stockholders of the Fund failed to pass the proposal. Less than a majority of the outstanding shares, and of the shares present or represented at the Stockholders Meeting, voted in favor of the proposal.

                                                                      DELIVERED, BUT
          FOR                   AGAINST              ABSTAIN            NOT VOTING
          ---                   -------              -------          --------------
     3,945,835.307            525,110.095          31,249.078          3,481,287.000

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

DIRECT INVESTMENT MANAGER
As stated above, at the Stockholders Meeting, the stockholders approved the appointment of ADCM as the new manager of the Fund's direct investments. ADCM will have responsibility for management of the Fund's existing direct investments and for making new direct investments on behalf of the Fund. ADCM was established in 1997 as part of State Street Global Advisors, the investment management division of State Street Corporation.

LISTED INVESTMENT MANAGEMENT
As stated above, at the Stockholders Meeting, the stockholders approved the appointment of Martin Currie as the new manager of the Fund's listed assets. Martin Currie was established in 2000 and is a wholly owned subsidiary of Martin Currie Ltd. Martin Currie's appointment will become effective on approximately June 30, 2001.

THE CHINA FUND, INC.
OTHER INFORMATION (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

PRIVACY POLICY

                                 PRIVACY NOTICE
The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:
     [ ] Information it receives from shareholders on applications or other forms; and
     [ ] Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).
The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

The Fund will distribute to stockholders, at least annually, substantially all of its net investment income from dividends and interest earnings and the Fund also expects to distribute any net realized capital gains annually. Pursuant to the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), adopted by the Fund, each stockholder will be deemed to have elected, unless State Street Bank and Trust Company, the Plan Agent, is otherwise instructed by the stockholder in writing, to have all distributions automatically reinvested by the Plan Agent in Fund shares pursuant to the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in U.S. dollars mailed directly to the stockholder by State Street Bank and Trust Company, as paying agent. Stockholders who do not wish to have distributions automatically reinvested should notify the Fund, c/o Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

The Plan Agent will serve as agent for the stockholders in administering the Plan. If the Directors of the Fund declare an income dividend or a capital gains distribution payable either in the Fund's Common Stock or in cash, as stockholders may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive Common Stock, to be issued by the Fund. If the market price per share on the valuation date equals or exceeds net asset value per share on that date, the Fund will issue new shares to participants at net asset value or, if the net asset value is less than 95% of the market price on the valuation date, then at 95% of the market price. The valuation date will be the dividend or distribution payment date or, if that date is not a trading day on the exchange on which the Fund's shares are then listed, the next preceding trading day. If net asset value exceeds the market price of Fund shares at such time, participants in the Plan will be deemed to have elected to receive shares of stock from the Fund, valued at market price on the valuation date. If the Fund should declare a dividend or capital gains distribution payable only in cash, the Plan Agent will, as agent for the participants, buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, with the cash in respect of such dividend or distribution, for the participant's account on, or shortly after, the payment date.

Participants in the Plan have the option of making additional payments to the Plan Agent, annually, in any amount from $100 to $3,000 for investment in the Fund's Common Stock. The Plan Agent will use all funds received from participants (as well as any dividends and capital gains distributions received in cash) to purchase Fund shares in the open market on or about January 15 of each year. Any voluntary cash payments received more than thirty days prior to such date will be returned by the Plan Agent, and interest will not be paid on any uninvested cash payments. To avoid unnecessary cash accumulations, and also to allow ample time for receipt and processing by the Plan Agent, it is suggested that participants send in voluntary cash payments to be received by the Plan Agent approximately ten days before January 15. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Plan Agent not less than 48 hours before such payment is to be invested.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in the account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

DIVIDENDS AND DISTRIBUTIONS;
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN (CONTINUED)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

In the case of stockholders, such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the stockholder as representing the total amount registered in the stockholder's name and held for the account of beneficial owners who are participating in the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Fund. However, each participant's account will be charged a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends or capital gains distributions. A participant will also pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions, because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The automatic reinvestment of dividends and distributions will not relieve participants of any income tax which may be payable on such dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payment made and any dividend or distribution paid subsequent to notice of the change sent to all shareholders at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by the Plan Agent by at least 90 days' written notice to all shareholders. All correspondence concerning the Plan should be directed to the Plan Agent for The China Fund, Inc. at P.O. Box 8200, Boston, Massachusetts 02266-8200.

THE CHINA FUND, INC.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

UNITED STATES ADDRESS
The China Fund, Inc.
225 Franklin Street
Boston, MA 02111
1-888-CHN-CALL (246-2255)

DIRECTORS AND OFFICERS
Alan Tremain, O.B.E., Director and Chairman of the Board
Kathleen C. Cuocolo, Director and President
Sir Alan Donald KCMG, Director
Michael F. Holland, Director
Burton Levin, Director
James J. Lightburn, Director
Joe O. Rogers, Director
Nigel S. Tulloch, Director
Glenn N. Francis, Treasurer
Ann M. Casey, Secretary
Leonard B. Mackey, Jr., Assistant Secretary

NEW INVESTMENT MANAGER
Martin Currie Global Investors, Limited

NEW DIRECT INVESTMENT MANAGER
Asian Direct Capital Management

SHAREHOLDER SERVICING AGENT
Georgeson Shareholder

ADMINISTRATOR, CUSTODIAN, TRANSFER AGENT, DIVIDEND PAYING AGENT AND REGISTRAR State Street Bank and Trust Company

INDEPENDENT AUDITORS
KPMG LLP

LEGAL COUNSEL
Clifford Chance Rogers & Wells LLP

                                 PRIVACY NOTICE

The China Fund, Inc. collects nonpublic personal information about its shareholders from the following sources:

[ ] Information it receives from shareholders on applications or other forms;
    and

[ ] Information about shareholder transactions with the Fund.

THE FUND'S POLICY IS TO NOT DISCLOSE NONPUBLIC PERSONAL INFORMATION ABOUT ITS SHAREHOLDERS TO NONAFFILIATED THIRD PARTIES (other than disclosures permitted by law).

The Fund restricts access to nonpublic personal information about its shareholders to those agents of the Fund who need to know that information to provide products or services to shareholders. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard its shareholders' nonpublic personal information.